UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
February 12, 2020
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2020, the Compensation Committee and the Board of Directors of Northrop Grumman Corporation (the "Company") approved the following compensation-related actions for the Company's named executive officers.

•
Approved the 2020 goals under the Incentive Compensation Plan (the "ICP"). The financial metrics selected for inclusion in the ICP (and their relative weightings) are as follows: cash flow from operations before discretionary pension funding (35%); segment operating income growth (35%); net income growth* (15%); and operating margin rate* (15%).

•
Awarded Restricted Performance Stock Rights ("RPSR") for the performance period 2020-2022 and approved the metrics for such RPSR awards (and their relative weightings), which will be measured in terms of cumulative free cash flow (1/3); operating return on net assets (1/3); and relative total shareholder return (1/3). The Board of Directors also approved the award of Restricted Stock Rights ("RSR") that will vest on February 12, 2023. Of the awards granted, 70% were comprised of RPSRs and 30% were comprised of RSRs. Similar to prior years, the Compensation Committee did not award any stock options. Other than as described in this Item 5.02, there are no material changes from 2019 in the terms of the 2020 RPSR and RSR awards for the named executive officers.

•
Approved a special grant of 1,414 RSRs to Blake Larson, Corporate Vice President and President, Space Systems and 1,414 RSRs to Janis Pamiljans, Corporate Vice President and President, Aeronautics Systems, which grants are subject to a December 31, 2021 vesting date and no retirement provisions, but otherwise are subject to the same terms of the 2020 RSR awards.

___________________________
* Adjusted for net pension, purchased intangible amortization and certain other merger-related items.
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: February 18, 2020